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Exhibit 23.2

INDEPENDENT AUDITORS' CONSENT

        We consent to the incorporation by reference in this Registration Statement of UnionBanCal Corporation on Form S-4 of our report dated January 28, 2003, appearing in the Annual Report on Form 10-K of Monterey Bay Bancorp for the year ended December 31, 2002 and to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.

/s/ Deloitte & Touche LLP

San Francisco, California
May 6, 2003

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  Exhibit 23.2
INDEPENDENT AUDITORS' CONSENT